Exhibit 99.1

Trump Media Launches Great American Media Video Catalogue

Great American Library Leads Expansion of Truth+ On‑Demand Content

SARASOTA, Fla., Aug. 7, 2025 (GLOBE NEWSWIRE) -- Trump Media and Technology Group Corp. (Nasdaq, NYSE Texas: DJT) ("Trump Media" or the "Company"), operator of the social media platform Truth Social, the streaming platform Truth+, and the FinTech brand Truth.Fi, announced today that Truth+ has launched a slate of on-demand content from the Great American Media broadcaster.

The offering, which includes faith-based programming along with family-friendly movies, documentaries, and TV shows, will be available to subscribers of the Truth+ Patriot Package. The catalogue of curated content available on the Truth+ Patriot Package is expected to be updated with thousands of additional hours of content from Great American and other premium broadcasters.

Great American Media is home to a wide array of programming and brands, spanning faith, comedies, dramas, classic series, lifestyle content, and more. The flagship channel, Great American Family, is America’s premier provider of family-friendly entertainment rooted in traditional values, offering original content such as Christmas movies, romantic comedies, and family-centered series, as well as acquired programming that promotes faith, family, and freedom.

Trump Media's CEO and President Devin Nunes said, “This is a fantastic addition to our programming. If you’re looking for non-woke entertainment that affirms American values and inspires families, Truth+ is the place for you. We look forward to further expanding our on-demand content from Great American and other outstanding networks in the near future.”

Now in public Beta testing, the Patriot Package is a subscription video streaming service available on Truth+ featuring premium channels and news broadcasters as well as on-demand content. Viewers can watch Truth+ at TruthPlus.tv or on the iOS and Android Truth+ apps, or subscribe to the Patriot Package at this link.

Cautionary Statement About Forward-Looking Statements

This press release includes forward-looking statements regarding, among other things, the plans, strategies, and prospects, both business and financial, of Trump Media. We have based these forward-looking statements on our current expectations and projections about future events, including expected potential merger & acquisition activity, the rollout of products and features, our Bitcoin treasury strategy, the future plans, timing and potential success of the streaming services and the launch and success of our financial services and FinTech platform. Although we believe that our plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words "believes," "estimates," "expects," "projects," "forecasts," "may," "will," "should," "seeks," "plans," "scheduled," "anticipates," "soon," "goal," "intends," or similar expressions. Forward-looking statements are not guarantees of future performance, and involve risks, uncertainties and assumptions that may cause our actual results to differ materially from the expectations that we describe in our forward-looking statements. There may be events in the future that we are not accurately able to predict, or over which we have no control.

About Trump Media

The mission of Trump Media is to end Big Tech's assault on free speech by opening up the Internet and giving people their voices back. Trump Media operates Truth Social, a social media platform established as a safe harbor for free expression amid increasingly harsh censorship by Big Tech corporations, as well as Truth+, a TV streaming platform focusing on family-friendly live TV channels and on-demand content. Trump Media is also launching Truth.Fi, a financial services and FinTech brand incorporating America First investment vehicles.

Investor Relations Contact

Shannon Devine (MZ Group | Managing Director - MZ North America)
Email: shannon.devine@mzgroup.us

Media Contact

press@tmtgcorp.com